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                                                                   Exhibit 10.30

                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and effective as of September 1, 1998, by and between BIRK S. McCANDLESS, LLC, a California limited liability company ("Landlord") and NETWORKS ASSOCIATES, INC., a Delaware corporation ("Tenant").

                                R E C I T A L S

     A. Tenant is the tenant under that certain Lease (the "Lease") dated November 22, 1996 executed by and between Landlord and Informix Corporation, a Delaware corporation ("Informix") and assigned by Informix to Tenant pursuant to that certain Lease Assignment (the "Lease Assignment") dated November 17, 1997 and that certain Consent to Assignment Agreement dated December 18, 1997, as amended by that certain First Amendment to Lease dated March 20, 1998 (collectively, the "Lease").

     B. Tenant and Landlord desire to modify the provisions of the Lease regarding their respective repair and maintenance obligations under Section 9 of the Lease.

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, the parties hereby amend the Lease as follows:

     1. REPAIRS AND MAINTENANCE. Section 9 of the Lease is hereby amended and modified by adding the following provision.

          Notwithstanding any provision to the contrary in Section 9 of the Lease from and after September 1, 1998, Landlord shall perform the obligations of Tenant under Section 9 of the Lease with respect to the inspection, maintenance and repair of the following:

          a. fire life safety system (excluding the sprinkler system in Tenant's computer room on the second floor as shown in Exhibit A attached hereto for which Tenant shall be remain fully responsible);
          b. standpipe/sprinkler system (inspections quarterly);
          c. reservoir water system
          d. jockey pump
          e. generator/fire pump;
          f. domestic water pump system;
          g. elevators and elevator systems;


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          h.   sewer injection system;
          i.   annual high rise inspection by City;
          j.   5 year certification for fire systems;

          The costs of the inspections, maintenance and repairs in connection with the above matters, including without limitation the cost of all contracts, supplies, materials, equipment and tools used in such inspections, repairs and maintenance and salaries and employee benefits (including union benefits) of personnel engaged in providing, supervising and administering the above services shall be common area charges and Tenant shall pay its percentage share of such costs to Landlord as provided in Section 16 of the Lease. Landlord and Tenant agree to cooperate in determining the scope of work and selecting the subcontractors for such work. Tenant shall have the right to assume the obligation for inspection, maintenance and repair of the above items any time after twelve (12) months from the date of execution of this Amendment upon ninety (90) days prior written notice to Landlord. Except as specifically modified herein, Tenant shall continue to be responsible for all repair and maintenance obligations of Tenant as specified in Section 9 of the Lease.

     2. RESTATEMENT OF OTHER LEASE TERMS. Except as specifically modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect and are hereby reaffirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

Landlord:                          Tenant:

BIRK S. McCANDLESS, LLC,           NETWORKS ASSOCIATES, INC.
a California limited               a Delaware corporation
liability company


By: /s/ BIRK S. McCANDLESS         By: /s/ PRABHAT K. GOYAL
    ------------------------           ------------------------

Name: Birk S. McCandless           Name: Prabhat K. Goyal
      ----------------------             ----------------------

Title: Manager                     Title: CFO
       ---------------------              ---------------------

Date: 2/1/99                       Date: 11/25/98
      -----------------------            -----------------------


           [Consent of Informix Corporation and Guaranty Federal Bank to this Second Amendment on Next Page]


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                          CONSENT TO SECOND AMENDMENT

     INFORMIX CORPORATION, a Delaware corporation ("Informix") hereby consents to the foregoing Second Amendment to Lease and agrees that it shall continue to be and remain jointly and severally liable for the payment of rent and for the performance of all other obligations of "Tenant" under the Lease Transaction Documents as modified by the Second Amendment.


                                   INFORMIX CORPORATION,
                                   a Delaware corporation


                                   By: /s/ GARY LLOYD
                                       ---------------------------

                                   Name: Gary Lloyd
                                         -------------------------

                                   Title: Vice President, General
                                          Counsel and Secretary
                                          ------------------------

                                   Date: 12/28/98
                                         -------------------------


                         LENDER'S CONSENT TO AMENDMENT

     GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, hereby consents to the foregoing Second Amendment to Lease.

                                   GUARANTY FEDERAL BANK, F.S.B.,
                                   a federal savings bank


                                   By: /s/ JAMES J. JOHNSTON
                                       ---------------------------
                                           James J. Johnston
                                           Vice President


                                   Date: 1-8-99
                                         -------------------------



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